GAINSCO, INC.
                      500 Commerce Street
                    Fort Worth, Texas  76102


                         June 11, 1998


Dear Gainsco Shareholder:

     You have previously received proxy materials dated April 14, 1998 for the Annual Meeting of Shareholders of GAINSCO, INC. (the "Company") which originally was to be held May 18, 1998 (the "Meeting").
Subsequent to the date of those proxy materials, Joseph D. Macchia resigned as Chairman of the Board, President and Chief Executive
Officer and as a director of the Company.

     Glenn W. Anderson is the new President and Chief Executive
Officer, and replaces Mr. Macchia as a management nominee for election to the Board of Directors at the Meeting.

     In addition to providing you with updated information on the holdings of officers, directors and 5% shareholders, the enclosed supplement to the earlier Proxy Statement provides information on the 1998 Long-Term Incentive Plan, approval of which will be requested at the Meeting.

     Enclosed is a new proxy card with a green bar. The proxy card which accompanied the prior distribution of materials to you is not valid. Therefore, we urge you to submit the enclosed proxy card with the green bar since only by doing so or by voting at the Meeting in person can your votes be recorded.

                              On behalf of the Board of Directors,



                              Joel C. Puckett
                              Chairman

                             -Page-

                          GAINSCO, INC.
                       500 Commerce Street
                     Fort Worth, Texas 76102

        SUPPLEMENTAL NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON JULY 17, 1998

TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of GAINSCO, INC. will be held in the Brazos I Room at the Worthington Hotel, 200 Main Street, Fort Worth, Texas, on July 17, 1998 at 10:00 a.m. (C.D.T.) for the following purposes:

     1.     To elect a Board of Directors consisting of eight persons.

     2. To approve the appointment of KPMG Peat Marwick LLP as independent auditors for the current fiscal year.

     3,     To consider approval of the Company's 1998 Long-Term
Incentive Plan.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Only Shareholders of record as of the close of business on May 26, 1998 will be entitled to notice of or to vote at this Meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 1997 has been previously mailed or is mailed herewith to shareholders of record at the record date.

     This Supplemental Notice of Annual Meeting of Shareholders alters the original Notice of Annual Meeting of Shareholders dated April 14, 1998 by (a) changing the time of the Meeting from 2:00 p.m. (C.D.T.) to 10:00 a.m. (C.D.T.), (b) changing the place from the Pecos I Room to the Brazos I Room at the Worthington Hotel, and (c) adding approval of the Company's 1998 Long-Term Incentive Plan for consideration. Since the distribution of the original Proxy Statement related to the Meeting, there have been some significant developments with respect to the Company. Please consult the attached Supplement dated June 11, 1998 to Proxy Statement dated April 14, 1998 for a discussion of how these developments relate to matters to be considered at the Meeting.

     WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED NEW PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Sam Rosen,
                              Secretary
Fort Worth, Texas,
Dated June 11, 1998

                                -Page-

                            GAINSCO, INC.
                        500 Commerce Street
                       Fort Worth, Texas 76102

                   SUPPLEMENT DATED JUNE 11, 1998
               TO PROXY STATEMENT DATED APRIL 14, 1998

                              For The

                   ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON JULY 17, 1998

     This Supplement dated June 11, 1998 (the "Supplement") to the Proxy Statement dated April 14, 1998 (the "April Proxy Statement") for the Annual Meeting of Shareholders (the "Meeting") of GAINSCO, INC. (the "Company") to be held on July 17, 1998, supplements the information provided in the April Proxy Statement and is meant to be read in conjunction therewith. Several material events regarding the Company have occurred since the distribution of the April Proxy Statement. This Supplement describes those changes and solicits, on behalf of the Board of Directors of the Company, the proxy of shareholders in support of the matters set forth in the April Proxy Statement and in this Supplement.

     Included with this Supplement is a proxy which supercedes the proxy previously sent to you with the April Proxy Statement. The proxies originally sent are not valid for use at the Meeting. The replacement proxy has a green bar across it. In order for your votes to be recorded, you must submit the replacement proxy or vote in person at the Meeting.

     The cost of soliciting proxies is being paid by the Company. In addition to the mails, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is also contemplated that, for a fee of approximately $6,000 plus certain expenses, additional solicitations will be made by personal interview, telephone or other appropriate means under direction of Morrow & Co., Inc., 909 Third Avenue, New York, NY 10022-4799.

     If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in the manner specified. Delivery of the enclosed proxy will serve to revoke any previous proxies sent to the Company. If no specification is made in the proxy, then the shares shall be voted in favor of the recommendations of the Board of Directors. A proxy may be revoked by a shareholder at any time prior to the actual exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Meeting and voting in person.

                                 -1-
                  RECORD DATE AND VOTING SECURITIES

     Only holders of the Company's $.10 par value common stock
("Common Stock") of record as of the close of business on May 26, 1998, will be entitled to vote on matters presented at the Meeting. On May 26, 1998, there were outstanding 20,867,181 shares of Common Stock, which constituted all of the outstanding voting securities of the Company.

                    SECURITY OWNERSHIP OF CERTAIN
                  BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of May 31, 1998, the number of shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission) by (i) each director and director nominee, (ii) each executive officer named in the Summary Compensation Table and (iii) all of the executive officers of the Company as a group. Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person.

                                              Amount and Nature of
                                            Beneficial Ownership(13)

                                            Number of
     Name of Beneficial Owner               Shares          Percent
     ________________________               ______          _______
     Glenn W. Anderson                    579,710(1)          2.6%
     Joel C. Puckett                      463,221(2)          2.1%
     Sam Rosen                            209,572(3)          *
     Jack L. Johnson                      193,803(4)          *
     Daniel J. Coots                      125,662(5)          *
     John H. Williams                      45,762(6)          *
     Harden H. Wiedemann                   45,644(7)          *
     Richard M. Buxton                     36,808(8)          *
     Richard A. Laabs                      20,702(9)          *
     John C. Goff                         16,800(10)          *
     Robert J. McGee, Jr.                 16,800(11)          *
     Executive officers as a
     group (10 persons)                1,280,272(12)          5.8%
_____________________________
*     Less than 1%

<F1>
Includes 579,710 shares of Common Stock that Mr. Anderson has the right to acquire within 60 days through the exercise of options granted pursuant to his Employment Agreement with the Company described under "EMPLOYMENT AGREEMENT WITH GLENN W. ANDERSON."
<F2>
Includes 51,927 shares of Common Stock held by the Joel Puckett Self-Employed Retirement Trust and 160,101 shares of Common Stock that Mr. Puckett has the right to acquire within 60 days through the exercise of option s granted under the 1990 and 1995 Stock Option Plans.
                                 -2-
<F3>
Includes 3,163 shares held by an IRA of Mr. Rosen's wife. Mr. Rosen disclaims beneficial ownership of those shares. Also includes 35,065 shares held for the benefit of Mr. Rosen by the Shannon, Gracey, Ratliff & Miller, L.L.P. Profit Sharing Plan, 3,163 shares of Common Stock held by Mr. Rosen's IRA and 90,464 shares of Common Stock that Mr. Rosen has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans. Mr. Rosen is a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. That firm, or its predecessors, has been general counsel to the Company since 1979. The Company intends to retain that firm as its general counsel during the current fiscal year.
<F4>
Includes 78,131 shares of Common Stock that Mr. Johnson has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.
<F5>
Includes 38,869 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Coots as beneficiary and 78,272 shares of Common Stock that Mr. Coots has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.
<F6>
Includes 45,145 shares of Common Stock that Mr. Williams has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.
<F7>
Includes 30,240 shares of Common Stock that Mr. Wiedemann has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.
<F8>
Includes 21,808 shares of Common Stock that Mr. Buxton has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.
<F9>
Includes 20,542 shares of Common Stock that Mr. Laabs has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.
<F10>
Includes 16,800 shares of Common Stock that Mr. Goff has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.
<F11>
Includes 16,800 shares of Common Stock that Mr. McGee has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.
<F12>
Includes 81,743 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of executive officers and 980,507 shares of Common Stock that executive officers of the Company have the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.
<F13>
Participants in the Profit Sharing Plan of the Company have no voting power with regard to shares held for their benefit but have sole disposition power.

<\TABLE\>
                                   -3-
FIVE PERCENT SHAREHOLDERS

     The following table sets forth, as of May 31, 1998, information with respect to each person known by the Company to own beneficially more than 5% of the Common Stock of the Company:

                                 Amount and Nature          Percent
          Name and Address     of Beneficial Ownership     of Class
 (1)     Joseph D. Macchia           2,367,444              11.4%
         1409 Indian Creek
         Fort Worth, TX 76109

 (2)     Ryback Management           1,222,200               5.9%
         Corporation
         7711 Carondelet Ave.
         Box 16900
         St. Louis, MO 63105

 (3)     I.G. Investment             1,363,500                6.5%
         Managment Ltd.
         447 Portage Ave.
         One Canada Center
         Winnipeg, Manitoba R3C 3B6

(4)      The Millers Mutual Fire     1,559,900                7.5%
         Insurance Company
         300 Burnett Street
         Fort Worth, TX 76102
_____________________________

<F1>
This information was reported to the SEC and to the Company by Mr. Macchia. It was reported that Mr. Macchia had sole voting power and sole dispositive power of 2,367,444 shares of Common Stock. Reference is made to the Schedule 13D, dated April 20, 1998, filed with the SEC by Mr. Macchia for more detailed information on the matter summarized in this footnote.
<F2>
This information was reported to the SEC and to the Company by Ryback Management Corporation. It was reported that Lindner Growth Fund had the sole power to vote or direct the vote of and sole power to dispose of or direct disposition of 1,222,200 shares of Common Stock. Reference is made to the Schedule 13G, dated January 23, 1998, filed with the SEC by Ryback Management Corporation for more detailed information on the matter summarized in this footnote.
<F3>
This information was provided to the SEC and obtained by the Company from I.G. Investment Management Ltd, a Canadian based mutual fund company. I.G. Investment Management Ltd, a subsidiary of Investors Group, Inc., in one or more of its mutual funds and private client managed accounts, holds 1,363,500 shares of Common Stock. It was
                               -4-
reported that I.G. Investment Management Ltd holds the sole power to vote and dispose of the shares of Common Stock. Reference is made to the Schedule 13F, dated May 6, 1998, filed with the SEC by I.G. Investment Management Ltd for more detailed information on the matter summarized in this footnote.
<F4>
This information was reported to the SEC and to the Company by The Millers Mutual Fire Insurance Company. It was reported that The Millers Mutual Fire Insurance Company has the sole power to vote or direct the vote of and sole power to dispose of or direct disposition of 1,559,000 shares of Common Stock. Reference is made to Schedule 13D, dated May 6, 1998, filed with the SEC by The Millers Mutual Fire Insurance Company for more detailed information on the matter summarized in this footnote.

            BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The bylaws of the Company provide that the Board of Directors shall consist of nine directors until the 1998 meeting of the shareholders at which time the number of directors shall be reduced to eight directors. The Board of Directors has nominated the following eight candidates for election as directors for a term ending at the 1999 Annual Meeting of the Shareholders. Each candidate other than Glenn W. Anderson has previously been elected by the shareholders.
All of the nominees are currently serving as a director and are currently serving on the Board committees indicated in the following list.

          Name                      Age          Position with Company
          ____                      ___          _____________________
     Glenn W. Anderson(1)           46           President and Chief
                                                 Executive Officer

     Joel C. Puckett(1)(2)          54           Chairman of the Board

     Sam Rosen                      63           Secretary and Director

     Harden H. Wiedemann(1)(2)(3)   44           Director

     John H. Williams(1)(2)(3)      64           Director

     John C. Goff(1)(2)(3)          42           Director

     Robert J. McGee, Jr.(1)(2)(3)  43           Director

     Daniel J. Coots                46           Senior Vice President,
                                                 Chief Financial Officer
                                                 and Director
_________________________

<F1>
Member of the Executive Committee.
<F2>
Member of the Audit Committee.
<F3>
Member of the Compensation Committee

     Joseph D. Macchia resigned as Chairman of the Board, President and Chief Executive Officer of the Company on April 17, 1998. He also resigned all other positions held with the Company and its subsidiaries. The name of Mr. Macchia has been withdrawn as a nominee of the Board of
                                -5-
Directors for reelection to the Board at the Meeting and the name of Glenn
W. Anderson has been substituted.

     Mr. Anderson, who is 46 years old and a 1974 graduate of Stanford University, became President and Chief Executive Officer of the Company on April 17, 1998 and has been elected to the Board to fill the vacancy resulting from the resignation of Mr. Macchia. Mr. Anderson most recently served as Executive Vice President of USF&G Corporation and as President of the Commercial Insurance Group of United States Fidelity & Guaranty Company, positions which he held since 1996. From 1995 to 1996 he served as Executive Vice President, Commercial Lines of that company. Mr. Anderson served from 1993 to 1995 as Senior Vice President, Commercial Lines Middle Market, for USF&G Corporation. Mr. Anderson does not have a beneficial interest in any shares of the Company except to the extent described elsewhere in this Supplement. He has no family relationship with any other director, executive officer of the Company or nominee for the Board.

     Joel C. Puckett, a director of the Company since 1979, has been elected Chairman of the Board in place of Mr. Macchia.

     During 1997, the Company had an Executive Committee, an Audit Committee, an Executive Compensation Committee and a Stock Option Plan Committee. The function of the Executive Committee is to act in an emergency or on routine matters when it is impractical to assemble the entire Board for a meeting. The Executive Committee, during intervals between meetings of the Board, has the authority to exercise all the powers of the full Board other than matters coming specifically within the purview of other committees of the Board and certain extraordinary corporate matters. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing the results of their auditing engagement, and monitoring on a periodic basis the internal accounting controls of the Company. The Executive Compensation Committee establishes the compensation of officers of the Company. The Stock Option Plan Committee administers the 1990 Stock Option Plan and the 1995 Stock Option Plan of the Company and prepares recommendations to the Board of Directors on the adoption of stock option plans and grants stock options.

     Directors are elected annually by the shareholders of the Company for one year and hold office until their successors are elected and have qualified. During 1997, there were a total of four meetings of the Board of Directors. The only incumbent director who during the last fiscal year attended fewer than 75 percent of the aggregate of:
(1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served was Jack L. Johnson who was unable to attend two Board of Directors meetings due to illness. During 1997, there were no meetings of the Executive Committee, two meetings of the Audit Committee, two meetings of the Executive Compensation Committee and no meetings of the Stock Option Plan Committee. The Company does not have a nominating committee.

     After the close of the 1997 year, the functions of the Executive Compensation Committee and the Stock Option Plan Committee were combined into a single committee known as the Compensation Committee and the membership of all committees was restructured to consist of those directors indicated in the table above.
                                 -6-
     Each director of the Company who is not a full time employee of the Company receives a quarterly retainer of $2,000 and a meeting fee of $500 per meeting, plus expenses incurred in attending meetings of the Board of Directors. Directors who are also full time employees of the Company are not separately compensated for their service as director.

     Each current director who is not a full time employee of the Company participated in the 1995 Stock Option Plan (the "Plan") on a formula basis. Each such current director was awarded options to purchase a minimum of 42,000 shares, plus 8,400 shares for each year of service in excess of five years up to a maximum of an additional 42,000 shares of Common Stock at the closing market price ($8.3125 - $10.625) on the date of grant. One-fifth of those options become exercisable immediately and a like number become exercisable on each anniversary of the grant date, if the optionee continues to be a director on those dates. The Plan was approved by the Shareholders on May 10, 1996.

     The principal occupations of the directors and director nominees of the Company, and time served as such, are described below:

     MR. GLENN W. ANDERSON has served as a member of the Board of Directors since April, 1998. He is the President and Chief Executive Officer of the Company. His prior experience is described above.

     MR. JACK L. JOHNSON has served as a director of the Company since 1993. Mr. Johnson served as Senior Vice President of the Company from 1984 until his retirement in January, 1998.

     MR. JOEL C. PUCKETT has served as a director of the Company since 1979 and Chairman of the Board of Directors since April, 1998. Mr. Puckett is a certified public accountant with offices located in Minneapolis, Minnesota. Mr. Puckett has been engaged in the private practice of accounting since 1973.

     MR. SAM ROSEN has served as the Secretary and a director of the Company since 1983. Mr. Rosen is a partner with the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. He has been a partner in that firm or its predecessors since 1966. Mr. Rosen is a director of Aztec Manufacturing Co.

     MR. HARDEN H. WIEDEMANN has served as a director of the Company since 1989. Mr. Wiedemann has been Chairman and Chief Executive Officer of Assurance Medical, Incorporated, a company providing independent oversight of drug testing, since 1991.

     MR. JOHN H. WILLIAMS has served as a director of the Company since 1990. Mr. Williams is Senior Vice President, Investments, with Everen Securities, Inc. and has been a principal of that firm or its predecessors since May 1987. Prior to that time, Mr. Williams was associated with Thomson McKinnon Securities, Inc. and its predecessors from 1967. Mr. Williams is a director of Clear Channel
Communications, Inc.
                                  -7-
     MR. JOHN C. GOFF has served as a director of the Company since
1997. Since 1987 to April 1994, Mr. Goff served as a senior investment advisor to and investor with Mr. Richard Rainwater. From
April 1994 through late 1996 he served as Chief Executive Officer of Crescent Real Estate Equities, Inc. ("Crescent") and since late 1996 he has served as Vice Chairman of the Board of Crescent, which is a real estate investment company (CEI on the NYSE). Mr. Goff is also Vice
Chairman of the Board of Crescent Operating, Inc., an investment company (COPI on the NASDAQ) and Chairman of the Board of Charter
Behavioral Health Systems.

     MR. ROBERT J. McGEE, JR. has served as a director of the Company since 1997. Since 1992 Mr. McGee has served as Chairman and Chief Executive Officer of KBK Capital Corporation, a 35-year old commercial finance company. From 1989 to 1992 Mr. McGee served as Chairman of the Board and Chief Executive Officer of Texas Commerce Bank-Tarrant County and
Vice Chairman, Texas Commerce Bank, N.A.

     MR. DANIEL J. COOTS has served as a director of the Company since 1997. From 1987 to 1991 Mr. Coots served as Vice President, Treasurer and Chief Financial Officer of the Company. Since 1991, he has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company. Mr. Coots has been engaged in the property and casualty insurance business since 1983.


                      ELECTION OF DIRECTORS
                        (Proposal No. 1)

     The bylaws of the Company provide that the Board of Directors shall consist of nine directors until the 1998 meeting of shareholders, at which time the number of directors shall be reduced to eight directors. The Board of Directors has nominated each of the persons now serving, including Mr. Anderson in lieu of Mr. Macchia, but excluding Mr. Jack L. Johnson who has requested that he not be nominated, for election as director to serve for one year until the next annual meeting of the shareholders. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more of the nominees is not available for election, the proxy holders named in the enclosed proxy form intend to vote for such other person or persons as the Board of Directors may nominate. No family relationship exists among the directors, executive officers or nominees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE REVISED SLATE OF EIGHT PERSONS NOMINATED BY MANAGEMENT. THE SLATE OF MANAGEMENT NOMINEES IS: GLENN
W. ANDERSON, DANIEL J. COOTS, JOHN C. GOFF, ROBERT J. McGEE, JR., JOEL
C. PUCKETT, SAM ROSEN, HARDEN H. WIEDEMANN, AND JOHN H. WILLIAMS.
                                 -8-

             APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
                           (Proposal No. 2)

     Proposal No. 2 included in the April Proxy Statement is unaffected by this Supplement.


               EMPLOYMENT AGREEMENT WITH GLENN W. ANDERSON

     By Employment Agreement effective as of April 17, 1998 (the "Agreement"), the Company employed Glenn W. Anderson as President and
Chief Executive Officer for a four year period. That term will be extended for additional one year periods on each anniversary of April
17, 1998, unless either party delivers written notice to the other at least thirty (30) days prior to the applicable anniversary date. Under the Agreement, Mr. Anderson will receive an annual base salary of $340,000 and will be eligible to receive annual management incentive bonuses as may be provided in management bonus plans. He shall receive a bonus of not less than $260,000 at the end of his first year of employment (he has no vested right to receive an incentive bonus thereafter).

     Under the Agreement, Mr. Anderson was granted non-qualified stock options to purchase 579,710 shares of Common Stock at an exercise price of $8.625 per share. If on any trading day within five business days after the public announcement of the Company's results of operations for the quarter ended June 30, 1998, the last reported sales price for the Common Stock on the New York Stock Exchange is below $8.625, the Agreement provides that Mr. Anderson's options will be canceled and replaced with new options for the same number of shares and with an exercise price equal to the lowest closing price during that five day period. The options were fully vested and exercisable upon grant and have a term of five years.

     The Agreement provides unaccountable relocation expenses of $50,000 and an allowance not to exceed $110,000 for relocation, home sale, temporary housing and moving expenses actually incurred. The Agreement additionally provides fifteen days of paid vacation annually, a $2,000,000 term life insurance policy, the right to participate in any Company group health and disability program, a monthly automobile allowance of $700, a club membership in accordance with Company policy and reimbursement of all appropriate and reasonable expenses incurred by Mr. Anderson in the performance of his duties. The Agreement permits termination of Mr. Anderson for cause with payment of salary accrued to the date of termination. If Mr. Anderson's employment is terminated without cause, he will be entitled to an amount equal to thirty-six times 150% of his then current monthly rate of base salary. The Company has entered into a Change in Control Agreement with Mr. Anderson in substantially the same form entered into with other executive officers of the Company (see Change in Control Agreements on page 10 of the April Proxy Statement) and if he is terminated without cause within twenty-four months of a change in control of the Company, he shall be entitled to the greater of (i) the amount he would be entitled to upon such termination in the absence of a change in control or (ii) the amount called for by the Change in Control Agreement.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1,000,000 limit on the amount of compensation that will be deductible by the Company with respect to each of the chief executive officer and the four other most highly compensated executive officers.
                                 -9-
Performance based compensation that meets certain requirements will not be subject to the deduction limit. Because they were not approved by the shareholders before vesting, the nonqualified stock options granted to Mr. Anderson pursuant to the Agreement are not excluded from the deduction from the deduction limits of Section 162(m). Therefore, if the exercise of these options by Mr. Anderson results in income to him in excess of $1,000,000 in any one year, that portion over $1,000,000 will not be tax deductible by the Company.


             APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN
                            (Proposal No. 3)

     On May 1, 1998, the Board of Directors approved the Company's 1998 Long-Term Incentive Plan (the "Plan") to become effective on that date, subject to the approval of the shareholders within twelve months of the effective date. A copy of the Plan is attached hereto as Exhibit "A". The summary of the Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit "A" to this Supplement, which contains the complete text of the Plan.

     The purpose of the Plan is to promote the growth and general prosperity of the Company by enabling the Company to grant to its employees, directors and advisors awards of stock options, stock appreciation rights and restricted stock. The Plan is designed (i) to assist the Company and its subsidiaries in attracting and retaining superior personnel for positions of substantial responsibility, and
(ii) to provide employees, directors, and advisors with an additional incentive to contribute to the success of the Company.

AVAILABLE SHARES

     The aggregate number of shares of Common Stock which may be issued under the Plan (or with respect to which awards may be granted) shall not exceed 1,000,000 shares. The maximum aggregate number of shares of Common Stock with respect to which awards may be granted to any person during the term of the Plan shall not exceed 600,000 shares. Shares issued under the Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company. Any shares of Common Stock subject to a stock option that are not issued prior to the expiration of such awards, or any restricted stock that is forfeited, will again be available for award under the Plan.

PERSONS ELIGIBLE TO PARTICIPATE

     Any employee, director or advisor of the Company and its subsidiaries is eligible to participate in the Plan. Subject to the provisions of the Plan, the Compensation Committee (the "Committee") may grant awards in accordance with such determinations as the Committee in its sole discretion shall make. Awards of incentive stock options, however, may be granted only to persons who are employees.
                               -10-
ADMINISTRATION

     The Committee, comprised of not fewer than two non-employee directors of the Company, shall administer the Plan and have broad powers under the Plan to, among other things, administer and interpret the Plan, establish guidelines for the Plan's operation, select persons to whom awards are to be made under the Plan, determine the types and sizes of awards to be granted under the Plan, and determine other terms and conditions of an award. In addition, except as otherwise set forth in the Plan, the Committee also shall have the power to waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. In addition, the Committee has the power to modify or amend the terms of existing awards.

TYPES OF AWARDS

     The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and nonqualified stock options; (2) stock appreciation rights; and (3) restricted stock awards.

     STOCK OPTIONS. Under the Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which, for both incentive and nonqualified stock options, shall not exceed ten years), the exercise price per share of stock subject to the option (which, for both incentive and nonqualified stock options, must be not less than the fair market value of the shares of Common Stock at the time of grant), the vesting schedule (if any) and the other material terms of the option. Any option granted in the form of an incentive stock option must satisfy the applicable requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

     The option price upon exercise shall be paid by the optionee,as the Committee may in each case determine, (i) in cash, (ii) by certified or cashier's check, (iii) in shares of Common Stock, (iv) by cash or certified or cashier's check for the par value of the shares of Common Stock plus a promissory note for the balance of the purchase price, which note shall contain such terms and provisions as the Committee may determine, including the right to pay the note partially or wholly with shares of Common Stock, (v) by delivery of a copy of irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the option or to pledge them as collateral for a loan from a third party and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration permitted by the Committee in its discretion.

     STOCK APPRECIATION RIGHTS ("SARs"). The Plan authorizes the Committee to grant SARs. An SAR under the Plan is a right to receive a payment in cash or shares of Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of a nonqualified or incentive stock option granted under the Plan to which the SAR relates. Any SAR granted with an incentive stock option shall be subject to certain additional requirements specified in the Plan.
                                 -11-
     RESTRICTED STOCK AWARDS. The Plan authorizes the Committee to grant awards in the form of restricted shares of Common Stock. These awards may be in such amounts and subject to such terms and conditions as the Committee may determine, provided that the stock shall be restricted for a period of not less than three (3) years or more than ten (10) years. During this period, the sale, assignment, transfer, pledge or other encumbrance of the shares of Common Stock is restricted, and the shares are subject to forfeiture to the Company in the event the awardee ceases to be an employee, director, or advisor of the Company or one of its subsidiaries prior to the expiration of the period of restriction. This forfeiture is not applicable if the awardee's termination of employment or service is due to his death, permanent disability or retirement, or termination without cause, or constructive termination after a change in control (as defined in the Plan).

TERMINATION OF AWARDS

     Awards of options and SARs granted under the Plan are subject to earlier termination upon the death, disability, or termination of employment of the awardee. In the event an awardee's employment is terminated for cause, the awardee's awards (other than restricted stock that has already vested) will automatically expire on the date of termination.

COMPLIANCE WITH SECURITIES LAWS

     No awards may be granted under the Plan without compliance with applicable securities laws and the listing of the shares of Common Stock subject to the Plan with the New York Stock Exchange. It is contemplated by management of the Company that upon the award of options, SARs or restricted stock under the Plan, the shares of Common Stock to be issued under the Plan will be registered by the Company under the federal securities laws and listed with the New York Stock Exchange.

TRANSFERABILITY

     Awards granted under the Plan (other than restricted stock that has fully vested) are not transferable other than by will or the laws of descent and distribution, or with respect to nonqualified stock options or SARs, pursuant to the terms of a qualified domestic relations order. Incentive stock options awarded under the Plan may be exercised during the lifetime of an optionee only by that optionee or by his legally authorized representative. The Committee, in its discretion, may permit nonqualified stock options or SARs to be transferred to members of the awardee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that there is no consideration for the transfer.

ACCELERATION OF AWARDS

     The Committee may accelerate the exercisability or other vesting of any award at any time. Awards granted under the Plan will vest in full immediately in the event the Company experiences a "change in control" (as defined in the Plan) or a "threatened change in control" (as determined by the Committee in its sole discretion).
                                  -12-
TERM

     The Plan shall terminate on April 30, 2008. No award will be granted under the Plan after that date of termination.

SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

The following is a limited discussion of certain of the material federal income tax consequences of awards under the Plan. No attempt has been made to comment on all relevant tax matters related to the Plan nor those dependent upon the particular circumstances of a recipient of an award. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regulations thereunder, administrative rulings and court decisions, all of which are subject to change (possibly retroactively). The summary does not address state, local, or foreign income tax considerations, nor federal income tax considerations of non-U.S. persons.

     INCENTIVE STOCK OPTIONS. The Company generally will not be entitled to a compensation deduction for federal income tax purposes with respect to the grant or exercise of an incentive stock option or upon the disposition of Common Stock received upon exercise of an incentive stock option. No taxable income will generally be realized by an optionee upon the grant or exercise of an incentive stock option, and an optionee will generally recognize long-term or short-term capital gain upon disposition of Common Stock received upon exercise of an incentive stock option, depending upon the length of time the optionee has held the Common Stock before disposition. If, however, an optionee disposes of Common Stock acquired upon exercise of an incentive stock option when the shares have not been held by the optionee for more than one year after their issuance and two years after the date of grant of the incentive stock option pursuant to which the shares were issued, the optionee will realize ordinary income and the Company will be entitled to a compensation deduction with respect to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price and (ii) the excess of the amount realized on the disposition of the shares and the optionee's adjusted basis in the shares. The difference between the fair market value at the time of exercise of the Common
Stock received upon exercise of an incentive stock option and the option exercise price may give rise to alternative minimum taxable income subject to the alternative minimum tax. Certain special rules apply if an incentive stock option is exercised by tendering Company stock.

     NONQUALIFIED STOCK OPTIONS. The Company will generally be entitled to a compensation deduction with respect to nonqualified stock options granted under the Plan only upon their exercise and in an amount equal to any excess of the fair market value of the Common Stock issued upon exercise over the exercise price. Such excess will generally constitute ordinary compensation income to the optionee for the year of exercise.

     STOCK APPRECIATION RIGHTS. The Company will generally be entitled to a compensation deduction with respect to stock appreciation rights granted under the Plan only upon their exercise and in an amount equal to the amount of cash or the fair market value (on the date of exercise) of any Common Stock issued upon such exercise. Such amount will generally constitute ordinary compensation income to the holder for the year of exercise.
                                   -13-
     RESTRICTED STOCK GRANTS. The Company will generally be entitled to a compensation deduction with respect to restricted stock grants under the Plan only when the shares are "substantially vested" and in an amount equal to any excess of the fair market value of the shares at the time of exercise over any amounts paid for the shares. Such excess will generally constitute ordinary compensation income to the holder for the year in which the shares become "substantially vested." The shares will become "substantially vested" as of the first date (the "vesting date") the holder's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares are transferable free of any substantial risk of forfeiture. A holder may, however, elect, pursuant to Section 83(b) of the Code, to report any excess of the fair market value of the shares on the date of grant over the amount paid, if any, for the shares as ordinary income for the taxable year of the grant. In such case, the Company's corresponding deduction is limited to such amount and required to be taken only in the taxable year of the grant. To be effective, the
Section 83(b) election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the holder.

     CODE SECTION 162(m).  Notwithstanding the foregoing, Section
162(m) of the Code denies the Company a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee's aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include the Company's chief executive officer and its four other highest compensated officers for the applicable taxable year.  Compensation resulting from the grant, exercise or disposition of awards is potentially subject to the Code Section
162(m) limitation.   Certain "qualified performance based
compensation" ("QPBC") is excepted from the Section 162(m) limitation, however. Incentive stock options granted under the Plan should qualify for the QPBC exception.  Additionally,  nonqualified stock options and stock appreciation rights granted under the Plan should so qualify, provided that their exercise prices are at least equal to the fair market value of the underlying Common Stock on the date of grant. Restricted stock grants under the Plan will not qualify for the QPBC exception because, among other matters, they are expected to be issued only on the condition that the grantee continue in the employment of the Company for a period of time and, thus, their retention will not be conditioned solely on post-grant appreciation in the value of the
Common Stock.   When applicable, the Company presently intends to use
its best efforts to limit awards to those qualifying for the QPBC exception. Nevertheless, the Company may issue awards that do not so qualify. In such case, all or part of the compensation deduction otherwise available to the Company will be denied and the Company's after-tax cost of the Award will increase.

SHAREHOLDER APPROVAL

     The Plan is subject to shareholder approval at the 1998 Annual Meeting of Shareholders. Without this shareholder approval, the Plan and any awards made under the Plan will be void and of no force or effect. The affirmative vote of the holders of a majority of the total number of shares voting "FOR" or "AGAINST" the Plan at the Shareholders' Meeting, assuming a quorum is present, is required for approval of the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 1998 LONG-TERM INCENTIVE PLAN.
                              -14-

                 ACTION TO BE TAKEN UNDER THE PROXY

     The accompanying proxy will be voted "FOR" the election of the revised slate of eight (8) persons recommended by the Board of Directors as described above, "FOR" approval of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors and "FOR" approval of the Company's 1998 Long-Term Incentive Plan unless the proxy is marked in such a manner as to withhold authority to so vote. The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. The Board of Directors knows of no matters, other than as set forth above, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the accompanying proxy, or any of them, will vote such proxy in accordance with their best judgement on any such matter. The persons named in the accompanying proxy, or any of them, will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

     Shareholders are referred to the April Proxy Statement for a description of other matters regarding the Meeting.

                                -15-

                             EXHIBIT A


                           GAINSCO, INC.
                  1998 LONG-TERM INCENTIVE PLAN


                            ARTICLE I
                            THE PLAN

     1.1 NAME. This Plan shall be known as the "Gainsco, Inc. 1998 Long-Term Incentive Plan." Capitalized terms used herein are defined in
Article IX hereof.

     1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its employees, directors, and Advisors Restricted Stock, Stock Appreciation Rights, and Options to purchase Common Stock of the Company. The Plan is designed to help the Company and its Subsidiaries attract and retain superior personnel for positions of substantial responsibility and to provide employees, directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

     1.3 EFFECTIVE DATE. The Plan shall become effective upon the Effective Date; provided, however, that if the shareholders of the Company have not approved the Plan by the date that is twelve months after the Effective Date, the Plan and all grants made under the Plan shall be void and of no force or effect.

     1.4 ELIGIBILITY TO PARTICIPATE. Any Employee, Director, or Advisor shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may make Awards in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

     1.5 SHARES SUBJECT TO THE PLAN. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

     1.6 MAXIMUM NUMBER OF PLAN SHARES. Subject to adjustment pursuant to the provisions of Section 7.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall not exceed 1,000,000 shares. The maximum aggregate number of shares of Common Stock with respect to which Awards may be granted to any person during the term of the Plan shall not exceed 600,000 shares.

     1.7 OPTIONS AND STOCK GRANTED UNDER PLAN. Plan Shares with respect to which an Option has been exercised or Restricted Stock has vested shall not
                                      A-1
again be available for grant hereunder. If Options terminate for any reason without being wholly exercised or if Restricted Stock is forfeited prior to vesting, new Awards may be granted hereunder covering the number of Plan Shares to which such termination or forfeiture relates.

     1.8 CONDITIONS PRECEDENT. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

          (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

          (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

     1.9 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

     1.10     TAX WITHHOLDING AND REPORTING.

          (a) CONDITION PRECEDENT. The issuance of Plan Shares pursuant to the exercise of any Option, the vesting of any Restricted Stock, or the payment of any SAR, is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state, or local law is necessary or desirable as a condition of, or in connection with such issuance, vesting or payment, then the issuance, vesting or payment shall not be effected unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

          (b)     MANNER OF SATISFYING WITHHOLDING OBLIGATION.   When the
Committee requires an Awardee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with paragraph (a) above, such payment shall be made, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by check, (iii) by delivery to the Company of shares of Common Stock already owned by the Awardee having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv)
                                   A-2
through the withholding by the Company ("Company Withholding") of a portion of the Plan Shares acquired upon the exercise of an Option having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration.

          (c) NOTICE OF DISPOSITION OF STOCK ACQUIRED PURSUANT TO INCENTIVE STOCK OPTIONS. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising the Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by
Section 422(a)(1) of the Code. If and to the extent the realization of income in such a disposition imposes upon the Company federal, state, or local withholding tax requirements or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

          (d) TAX REPORTING. The Company shall file, and shall furnish the Awardee a copy of, all federal, state, and local tax information returns that it deems to be required in connection with the grant, exercise, or vesting of any Award.

     1.11     EXERCISE OF OPTIONS AND SARS.

          (a) METHOD OF EXERCISE. Each Option or SAR shall be exercisable in accordance with the terms of the Option or SAR Agreement pursuant to which the Option or SAR was granted. No Option may be exercised for a fraction of a Plan Share.

          (b) PAYMENT OF PURCHASE PRICE. The purchase price of any Plan Shares purchased pursuant to an Option shall be paid at the time of exercise of the Option, as the Committee may in each case in its discretion determine,
(i) in cash, (ii) by certified or cashier's check, (iii) in shares of Common Stock, (iv) by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to pay the note partially or wholly with Common Stock, (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vi) in any other form of valid consideration permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.

     1.12     ACCELERATION IN CERTAIN EVENTS.   The Committee may accelerate
the exercisability or other vesting of any Award in whole or in part at any
                                  A-3
time. Notwithstanding the provisions of any Award Agreement, the following provisions shall apply:

          (a) MERGERS, CONSOLIDATION, ETC. In the event that the Company, pursuant to action by the Board, at any time enters an agreement whereby the Company will merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting, or acquiring corporation of outstanding Awards, or for the substitution of new Awards with substantially equivalent benefit therefor, each outstanding Award shall become fully (100 percent) vested. The Committee shall advise each Awardee in writing of the manner and terms under which such fully vested Awards shall be exercised, if applicable.

          (b)     CHANGE IN CONTROL.   Anything contained herein to the
contrary notwithstanding, (1) an Awardee shall become fully (100 percent) vested in each of his or her Awards upon the occurrence of a Change in Control (as defined below) or a threatened Change in Control (as determined by the Committee in its sole discretion); and (2) no Award held by an Awardee at the time a Change in Control or threatened Change in Control occurs or at any time thereafter shall terminate for any reason before the end of the Award's express term (if applicable). For purposes of this section, "Change in Control" means one or more of the following events:

          (i) Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 50 percent or more of the combined voting power of the Company's then outstanding Common Stock and any other class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors (collectively, "Voting Securities") (other than through the purchase of Voting Securities from the Company); or

          (ii) Shares representing 50 percent or more of the combined voting power of the Company's Voting Securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its subsidiaries or affiliates); or

          (iii) As a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

          (iv) Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding Voting Securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (A) any party to such merger or consolidation or (B) any affiliates of any such party; or

          (v)     The Company transfers more than 50 percent of its assets,
                                 A-4
or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subsection (v), the determination of what constitutes a transfer and what constitutes over 50 percent of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a Change in Control if 50 percent of the Company's assets were transferred in connection with such events, in its sole discretion.

     1.13 WRITTEN NOTICE REQUIRED. Any Option or SAR shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option or SAR and payment for the Plan Shares with respect to which the Option is exercised (if applicable) has been received by the Company in accordance with Section 1.11.

     1.14 COMPLIANCE WITH SECURITIES LAWS. Plan Shares shall not be issued with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option, if applicable) shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder and
(ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Awardee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Awardee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award, restricting their transfer as required by law or this section.

     1.15 EMPLOYMENT OR SERVICE OF AWARDEE. Nothing in the Plan or in any Award shall confer upon any Employee any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Award shall confer upon any Director or Advisor any right to continued service as a Director or Advisor of the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that service.

     1.16 RIGHTS OF AWARDEES UPON TERMINATION OF EMPLOYMENT OR SERVICE. The provisions in this Section 1.16 shall be subject to the provisions of
Section 5.1 and the provisions of any Restricted Stock Agreement. In the event an Awardee ceases to be an Employee, Director, or Advisor for any reason other than death, Retirement, Permanent Disability, or Cause or pursuant to a right of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Awards, in its sole discretion, and (ii) any Option or SAR held by such Awardee shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of such Option or SAR has been accelerated, to the extent exercisable following such
                                    A-5
acceleration) at any time within three months after the date of termination of employment or rendition of services, unless by its terms the Option or SAR expires earlier or unless, with respect to a Nonqualified Stock Option or an SAR, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option or SAR shall not be extended beyond its initial term. In the event an Awardee ceases to serve as an Employee, Director, or Advisor due to death, Permanent Disability, Retirement, or Cause or pursuant to a right of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Awards, in its sole discretion, and (ii) the Awardee's Options and SARs may be exercised as follows:

          (a) DEATH. Except as otherwise limited by the Committee at the time of the grant of an Option or SAR, if an Awardee dies while serving as an Employee, Director, or Advisor or within three months after ceasing to be an Employee, Director, or Advisor, his Options and SARs shall become fully (100 percent) vested on the date of his death and shall expire twelve months thereafter, unless by their terms they expire sooner or unless, with respect to a Nonqualified Stock Option or SAR, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Nonqualified Stock Option or SAR shall not be extended beyond its initial term. During such period, the Option or SAR may be fully exercised, to the extent that it remains unexercised on the date of death, by the Awardee's personal representative or by the distributees to whom the Awardee's rights under the Option or SAR pass by will or by the laws of descent and distribution.

          (b) RETIREMENT. If an Awardee ceases to serve as an Employee, Director, or Advisor as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Awards, in its sole discretion, and (ii) the Awardee's Options and SARs shall be exercisable (to the extent exercisable on the effective date of such Retirement or, if the vesting of such Options or SARs has been accelerated, to the extent exercisable following such acceleration) only at any time within three months after the effective date of such Retirement, unless by their terms the Options or SARs expire earlier or unless, with respect to a Nonqualified Stock Option or SAR, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option or SAR shall not be extended beyond its initial term.

          (c) DISABILITY. If an Optionee ceases to serve as an Employee, Director, or Advisor as a result of Permanent Disability, the Awardee's Awards shall become fully (100 percent) vested and shall expire twelve months thereafter, unless by their terms they expire sooner or, unless, with respect to a Nonqualified Stock Option or SAR, the Committee agrees, in its sole discretion, to extend its term; provided that the term of any such Option or SAR shall not be extended beyond its initial term.

          (d) CAUSE. If an Awardee ceases to be employed by the Company or a Subsidiary or ceases to serve as a Director or Advisor because the Awardee's employment or service relationship with the Company or a Subsidiary is terminated for Cause, the Awardee's Awards (other than Restricted Stock that has already vested) shall automatically expire on the date of such termination. If any facts that would constitute Cause for termination or removal of an Awardee are discovered after the Awardee's employment or service relationship with the Company has ended, any Awards then held by the Awardee (other than Restricted Stock that has already vested) may be immediately
                                A-6
terminated by the Committee. Notwithstanding the foregoing, if an Awardee is an Employee employed pursuant to a written employment agreement with the Company or a Subsidiary, the Awardee's relationship with the Company or a Subsidiary shall be deemed terminated for Cause for purposes of the Plan only if the Awardee is considered under the circumstances to have been terminated "for cause" for purposes of such written agreement or the Awardee voluntarily ceases to be an Employee in breach of his employment agreement with the Company or a Subsidiary.

          (e) NOTICE. If an Awardee's employment agreement with the Company or a Subsidiary is terminated by either the Company, a Subsidiary, or the Awardee by providing a required or permitted notice of termination thereunder, the Awards that are exercisable as of the date of termination shall remain exercisable for a period of twelve months (three months if Incentive Stock Options) after the date of termination and shall expire at the end of such twelve-month period (three-month period if Incentive Stock Options).

     1.17 TRANSFERABILITY OF AWARDS. Except as may be agreed upon by the Committee in accordance with this section, Awards (other than Restricted Stock that has fully vested) shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options or SARs, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and, with respect to Incentive Stock Options, may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative. The designation by an Awardee of a beneficiary shall not constitute a transfer of the Award. The Committee may, in its discretion, provide in an Award Agreement that Nonqualified Stock Options or SARs may be transferred to members of the Awardee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that there is no consideration for the transfer.

     1.18 INFORMATION TO AWARDEES. The Company shall furnish to each Awardee a copy of the annual report, proxy statements and all other reports sent to the Company's shareholders, unless the Awardee otherwise receives same as a shareholder of the Company. Upon written request, the Company shall furnish to each Awardee a copy of its most recent Annual Report or Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.


                                ARTICLE II
                              ADMINISTRATION

     2.1 COMMITTEE. The Plan shall be administered by a Committee of not fewer than two members of the Board. The Committee shall be appointed by the Board. Each member of the Committee shall be both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and the regulations issued pursuant thereto. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the persons to whom Awards shall be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend, and rescind
                                   A-7
any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Award Agreement, to modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Award (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan.

     2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

     2.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Directors, and Advisors, their employment, death, Retirement, Permanent Disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

     2.4 EXCULPATION OF COMMITTEE. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan, including without limitation any determination by the Committee regarding whether a Change in Control (within the meaning of Section 1.12) is threatened and any failure by the Committee to consider such a determination.


                               ARTICLE III
                         INCENTIVE STOCK OPTIONS

     3.1 TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     3.2 DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted; and in no event shall any Option granted under this Article to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code expire later than five years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

     3.3 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the
                                   A-8
grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110 percent of the Fair Market Value of those Plan Shares at the time the Option is granted.

     3.4     MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR
YEAR. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to Article IV.

     3.5 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options pursuant to this Article shall be required to enter a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.

                                  ARTICLE IV
                          NONQUALIFIED STOCK OPTIONS

     4.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

     4.2 DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

     4.3 PURCHASE PRICE. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

     4.4 INDIVIDUAL OPTION AGREEMENTS. Each Optionee receiving Options pursuant to this Article shall be required to enter a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.


                               ARTICLE V
                            RESTRICTED STOCK

     5.1 TERMS AND CONDITIONS. Each grant of Restricted Stock shall confer upon the Awardee thereof the right to receive a specified number of Plan Shares in accordance with the terms and conditions of a Restricted Stock
                                  A-9
Agreement as set forth in Section 5.2. The general terms and conditions of the Restricted Stock grants shall be as follows:

          (a) RESTRICTIONS. Any Plan Shares awarded under this Article shall be restricted for a period of time to be determined by the Committee at the time of the award, which period shall be not less than 3 years or more than 10 years. The restrictions shall prohibit the sale, assignment, transfer, pledge, or other encumbrance of the Plan Shares and will provide for possible reversion thereof to the Company in accordance with paragraph (b) during the period of restriction.

          (b) FORFEITURE UPON TERMINATION OF EMPLOYMENT. All Restricted Stock awarded under this Article shall be forfeited and returned to the Company in the event the Awardee ceases to be an Employee, Director, or Advisor of the Company or one of its subsidiaries or affiliates prior to the expiration of the period of restriction, unless the Awardee's termination of employment or service is due to his death, Permanent Disability, or Retirement, or termination without Cause, or constructive termination after a Change in Control. Whether or not an Awardee's Retirement or Permanent Disability has occurred will be determined by the Committee in its sole discretion.

          (c) LAPSE OF RESTRICTIONS UPON DEATH OR DISABILITY. In the event of an Awardee's death or Permanent Disability, or termination without cause, or constructive termination after a Change in Control, the restrictions under paragraph (a) will lapse with respect to all Restricted Stock awarded to the Awardee under this Article prior to any such event, and the Plan Shares involved shall cease to be Restricted Stock within the meaning of this Article and shall no longer be subject to forfeiture to the Company pursuant to paragraph (b).

          (d) EFFECT OF RETIREMENT. In the event of an Awardee's Retirement, the restrictions under paragraph (a) shall continue to apply as though the Awardee were still an Employee, Director, or Advisor, unless the Committee shortens the restriction period.

          (e) CERTIFICATES. Plan Share certificates issued with respect to awards of Restricted Stock shall be registered in the name of the Awardee but shall be delivered by him to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE GAINSCO, INC. 1998 LONG-TERM INCENTIVE PLAN AND THE RESTRICTED STOCK AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND GAINSCO, INC., ENTERED PURSUANT TO SUCH PLAN."

          (f) LAPSE OF RESTRICTION PERIOD. Upon the lapse of a restriction period as determined pursuant to paragraph (a), the Company will return the stock certificates representing the Plan Shares with respect to which the restriction has lapsed to the Awardee or his legal representative and pursuant to the instruction of the Awardee or his legally authorized
                                 A-10
representative will issue a certificate for such Plan Shares which does not bear the legend set forth in paragraph (e).

          (g) RESTRICTIONS ON CORRESPONDING SECURITIES AND ASSETS. Any other securities or assets (other than ordinary cash dividends) that are received by an Awardee with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in paragraph (a), will be subject to the same restrictions and shall be delivered by the Awardee to the Company as provided in paragraph (e).

          (h) RIGHTS IN RESTRICTED STOCK. From the time of grant of the Restricted Stock, the Awardee shall be entitled to exercise all voting rights attributable to the Restricted Stock, subject to forfeiture of such voting rights and the Restricted Stock as provided in paragraph (b).

     5.2 INDIVIDUAL RESTRICTED STOCK AGREEMENTS. Each Awardee of Restricted Stock shall be required to enter a written Restricted Stock Agreement with the Company as a precondition to receiving the award. In such Restricted Stock Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Committee deems appropriate.


                               ARTICLE VI
                        STOCK APPRECIATION RIGHTS

     6.1 TERMS AND CONDITIONS. The Committee may, but shall not be obligated to, authorize the Company, on such terms and conditions as the Committee deems appropriate in each case, to accept the surrender by an Optionee of the right to exercise his Option, or a portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the Fair Market Value of the Plan Shares subject to such Option, or portion thereof, surrendered over the purchase price of such Plan Shares under the Option (a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in Plan Shares valued at the then Fair Market Value thereof or in cash or partly in cash and partly in Plan Shares.

     6.2 EFFECT OF EXERCISE OF STOCK APPRECIATION RIGHTS ON RELATED OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of Plan Shares available under the Option to which it relates shall decrease by a number equal to the number of Plan Shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of Plan Shares subject to the Stock Appreciation Right that exceeds the total number of Plan Shares for which the Option remains unexercised.

     6.3 TIME OF GRANT. Stock Appreciation Rights may be granted concurrently with the Options to which they relate or at any time thereafter prior to the exercise or expiration of the Options.

     6.4 Tandem Incentive Stock Option. Whenever an Incentive Stock Option and a Stock Appreciation Right are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:
                                   A-11
          (a) The Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option;

          (b) The Stock Appreciation Right may be for no more than the difference between the purchase price under the underlying Incentive Stock Option and the market price of the Plan Shares subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised;

          (c) The Stock Appreciation Right shall be transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

          (d) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and

          (e) The Stock Appreciation Right may be exercised only when the market price of the Plan Shares subject to the underlying Incentive Stock Option exceeds the purchase price of the Plan Shares subject to the underlying Incentive Stock Option.

     6.5 INDIVIDUAL SAR AGREEMENT. Each Awardee receiving SARs pursuant to this Article shall be required to enter a written SAR Agreement with the Company as a precondition to receiving the SARs. In such SAR Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Committee deems appropriate.


                                ARTICLE VII
                    TERMINATION, AMENDMENT, AND ADJUSTMENT

     7.1 TERMINATION AND AMENDMENT. The Plan shall terminate on the date that is one day prior to the tenth anniversary of the Effective Date. No Award shall be granted under the Plan after that date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Award Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the shareholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Award hereunder, alter or impair any of that individual's rights or obligations under any Award granted prior to that amendment, suspension, or termination.

     7.2 ADJUSTMENTS. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or
                                  A-12
SARs, outstanding Restricted Stock, or portions thereof granted prior to any such change also shall be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


                             ARTICLE VIII
                            MISCELLANEOUS

     8.1 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any Subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

     8.2 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company and any Subsidiary or affiliate of the Company that adopts the Plan.

     8.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

     8.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.


                               ARTICLE IX
                              DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     9.1 "Advisor" means any person not employed by the Company and not a Director, rendering consulting or advisory services to the Company, who is expected or determined by the Committee to contribute significantly to the management, growth, or direction of some part or all of the business of the Company. The power to determine who is and who is not an Advisor for purposes of the Plan is reserved solely to the Committee.

     9.2 The term "affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such Person.

     9.3 "Award" means the grant of an Option, Restricted Stock, or Stock Appreciation Rights pursuant to the Plan.

     9.4 "Award Agreement" means an Option Agreement, SAR Agreement, or Restricted Stock Agreement.
                                    A-13
     9.5     "Awardee" means the recipient of an Award.

     9.6     "Board" means the Board of Directors of the Company.

     9.7 "Cause" means conviction of a crime involving moral turpitude or a crime providing for a term of imprisonment in a federal or state penitentiary; failure or refusal to follow reasonable instructions of the Board; failure or refusal to comply with the reasonable policies, standards and regulations of the Company, which from time to time may be established; failure or refusal to faithfully and diligently perform the usual customary duties of his employment or service; acting in an unprofessional, unethical, immoral or fraudulent manner; acting in a manner which discredits or is detrimental to the reputation, character and standing of Company or a Subsidiary; or the commission of any other act that causes or reasonably may be expected to cause substantial injury to the Company.

     9.8The term "Change in Control" has the meaning set forth in Section
1.12(b).

     9.9"Code" means the Internal Revenue Code of 1986, as amended.

     9.10     "Committee" means the Committee appointed in accordance with
Section 2.1.

     9.11 "Common Stock" means the Common Stock, par value $0.10 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

     9.12 "Company" means GAINSCO, INC., a Texas corporation, or one or more of its Subsidiaries.

     9.13     "Director" means a member of the Board.

     9.14"Effective Date" means the date on which the Board approves the Plan.

     9.15 "Employee" means an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of any Subsidiary of the Company that adopts the Plan, including Officers.

     9.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     9.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     9.18 "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or
                                    A-14
the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

     9.19     "Incentive Stock Option" means an Option granted pursuant to
Article III.

     9.20     "Nonqualified Stock Option" means an Option granted pursuant to
Article IV.

     9.21     "Officer" means an officer of the Company or any Subsidiary.

     9.22     "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     9.23 "Optionee" means an Awardee to whom an Option has been granted hereunder.

     9.24 "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

     9.25     "Permanent Disability" has the meaning provided for that term in
Section 22(e)(3) of the Code.

     9.26 "Person" means any individual, corporation, partnership, joint venture, trust, or unincorporated organization.

     9.27 "Plan" means the GAINSCO, INC. Long-Term Incentive Plan, as set forth herein and as amended from time to time.

     9.28"Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

     9.29     "Restricted Stock" means stock issued pursuant to Article V.

     9.30 "Restricted Stock Agreement" means an agreement between the Company and an Awardee with respect to Restricted Stock.

     9.31 "Retirement" occurs when an Awardee terminates his employment or service relationship with the Company or a Subsidiary on or after the date he
(a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Company or a Subsidiary as otherwise determined by the Board.
                                    A-15
     9.32 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

     9.33     "Securities Act" means the Securities Act of 1933, as amended.

     9.34 "Stock Appreciation Right" or "SAR" means a right issued pursuant to Article VI.

     9.35 "SAR Agreement" means an agreement between the Company and an Awardee with respect to Stock Appreciation Rights.

     9.36 "Subsidiary" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

     9.37 "Tax Date" means the date on which the amount of tax to be withheld is determined.

     9.38     "Transaction" has the meaning set forth in Section
1.12(b)(iii).

     9.39     The term "Voting Securities" has the meaning set forth in
Section 1.12(b)(i).
                                   A-16
-----------------------------------------------------------------------------
P R O X Y

                                 GAINSCO, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joel C. Puckett, Daniel J. Coots and Sam Rosen, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of GAINSCO, INC. held of record by the undersigned on May 26, 1998, at the Annaul Meeting of Shareholders to be held on July 17, 1998, or any adjournment thereof.

1.  ELECTION OF DIRECTORS  [  ] FOR all nominees listed below (except as  [  ] WITHOLD AUTHORITY to vote
                           marked to the contrary below, see instructions)     for all nominees listed below

     Glenn W. Anderson, Daniel J. Coots, John C. Goff, Robert J. McGee, Jr., Joel C. Puckett, Sam Rosen,
     Harden H. Wiedemann, John H. Williams

     _______________________________________________________________________________________________________

2.  [  ] FOR    [  ] AGAINST    [  ] ABSTAIN on approval of appointment of KPMG Peat Marwick LLP as the
                                     Company's independent auditors.
3.  [  ] FOR    [  ] AGAINST    [  ] ABSTAIN on approval of the 1998 Long-Term Incentive Plan.
The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

         PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                   FOR PROPOSALS 1, 2, AND 3.  THIS
                   ___
     PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN.
     IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR
                         PROPOSALS 1, 2, AND 3.               ___


                                  Dated: ________________, 1998

                                  _________________________________
                                      (Signature of shareholder)

                                  _________________________________
                                     (Signature if held jointly)

                                  Receipt of Notice of the Annual Meeing of Shareholders, the Proxy Statement dated April 14, 1998, and the Supplement dated June 11, 1998, to the Proxy Statement is hereby acknowledged. Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name.
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